   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                  Exhibit 10.21


                       OPTIONAL SERVICE DELIVERY AGREEMENT

         THIS AGREEMENT, dated as of July 1, 1993 between REUTERS LIMITED, a U.K. registered corporation with offices at 85 Fleet Street, London EC 4AJ ("Reuters"), and MCCARTHY, CRISANTI & MAFFEI, INC., a New York corporation with offices at 71 Broadway, New York, New York 10006 ("Source").

         WHEREAS, Reuters operates an information service known as the Reuters Real-Time Information Service (the "Reuters Service"); and

         WHEREAS, Reuters has obtained the right to use certain communications companies' facilities in operating the Reuters Service; and

         WHEREAS, Source publishes the services listed and described in Exhibit A to this Agreement (the "Source Services"); and

         WHEREAS, Source currently distributes all or some of the Source Services via Telerate Systems Incorporated and Quotron; and

         WHEREAS, Source desires to provide the Source Services through the Reuters Service to current and potential subscribers of Reuters as well as via direct feed to third parties.

         NOW THEREFORE the parties, in consideration of the premises and mutual covenants contained herein, agree as follows:

1.       DISTRIBUTOR; NON-EXCLUSIVITY; NEW SOURCE SERVICES.

         (a)      DISTRIBUTOR.

                  (i) APPOINTMENT. Source hereby appoints Reuters, and Reuters hereby agrees to serve as, a non-exclusive distributor of Source for the term set forth in Section 10 for the limited purpose of marketing and distributing the Source Services worldwide to Reuters Subscribers, as defined below, who also subscribe to the Source Services ("Source Subscribers"), all in accordance with the terms and conditions hereof. "Subscribers" shall mean those persons or entities authorized by Reuters, subject to the terms and conditions hereof, to access all or part of the information and services via the Reuters Service through which one or more of the Source Services are made available. Notwithstanding the foregoing, Reuters shall not deliver the Source Services to those persons set forth in Exhibit B, as such exhibit is modified from time to time, with any modifications being implemented by Reuters as soon as possible, but in no event later than thirty (30) days from the giving notice.

                  (ii) NO IMPLIED DUTIES. The parties agree that Reuters' duties as distributor of Source shall be limited to those expressly set forth in this Agreement.

Reuters shall not be deemed to be a fiduciary of Source and shall not have any implied duties that might otherwise be imposed upon a distributor of Source.

         (b) NON-EXCLUSIVITY. The parties acknowledge and agree that the appointment of Reuters as distributor of Source for the purpose of distributing the Source Services shall be on a non-exclusive basis. Source retains the right to distribute itself or permit other third parties to distribute one or more of the Source Services.

         (c) NEW SOURCE SERVICES. Source hereby grants to Reuters an option to distribute any electronically distributed information service hereafter developed by Source that is not listed in Exhibit A or that is not substantially similar to any service listed therein (a "New Source Service"). If Reuters elects to exercise its option under this subsection (c) with respect to a New Source Service by giving Source written notice within twenty-one (21) days of receipt of notice from Source of said New Source Service, such New Source Service shall fall within the definition of Source Service under this Agreement, and the distribution of such New Source Service shall be subject to the terms and conditions set forth in this Agreement.

2.       INPUTTING; DIRECT FEED; ACCESSIBILITY; DISPLAY; ACCURACY.

         (a)   INPUTTING AND USE OF SERVICES.

               (i) GENERALLY. Source shall input the Source Services into the Reuters Service by means of the Reuters equipment and/or services as set forth in Exhibit C, as modified from time to time. Upon the execution of this Agreement, Reuters shall order, install and provide Source with equipment and access to the appropriate Reuters services to view and input the Source Services, at those locations set out in Exhibit C. Any such equipment, Reuters service access or local communication cost will be at no cost to Source. From time to time during the term of this Agreement and any extensions thereof, Source may request that Reuters consent to provide additional equipment and upgrades to existing equipment to Source locations at no cost to Source, for the purpose of delivering the Source Services pursuant to this Agreement, which consent shall not be unreasonably withheld or delayed. Source shall be solely responsible for any applicable Exchange fees, cabling or other modifications necessary within its location. Reuters shall also provide to Source, at no cost to Source, one subscription to the Reuters Data Feed on the terms described herein and in Exhibit C. Reuters shall provide at no charge to Source access to those services provided by Reuters which are in the same service category as those relevant services provided by Source.

               (ii) DIRECT FEED AGREEMENT. Reuters acknowledges that Source anticipates providing the Source Services on a direct feed basis to certain of Source's Subscribers. Together with the execution of this Agreement, Reuters and Source agree to enter into a separate agreement, a copy of which is attached hereto as Exhibit D pursuant to which Reuters will provide Source with a direct feed to such of Source's Subscribers who are not then current Reuters customers, as Source from time to time designates. In such event, Source Subscriber shall enter into a separate agreement with Reuters pursuant to which Reuters will provide to Source Subscriber a direct feed line at Reuters' customary communication charge for such line and installation. In addition, Reuters agrees to consider requests made by Source to provide Source with a direct feed line to Source's Subscribers who are then current Reuters customers on a case by case basis.

               (iii) USE OF SOURCE'S PROPRIETARY SERVICES. Notwithstanding any provision of subsection (i) that may be to the contrary, Reuters, subject to the prior written consent of Source, shall have the right to access the Source Services; provided that Source shall have the right to deny Reuters access to any Source Service in circumstances where Reuters uses such service in a way that competes with the sale of such service by Source or any of its affiliates. Prior to exercising its right under this subsection (iii) Source agrees to notify Reuters in writing at least thirty (30) days prior to the desired termination date and state the action by Reuters that gave rise to the termination right. If Reuters ceases such action prior to the desired termination date, Source may not deny access to the Source Services on the basis of such cured action. The rights specified in this subsection (iii) shall be in addition to, and not in limitation of, any other remedies the parties may have.

         (b) ACCESSIBILITY OF SOURCE SERVICES. Reuters will attempt to make the Source Services available through the Reuters Service and any other services Reuters, or its agents, prepare, operate or transmit financial data whenever Reuters determines it is commercially practical to do so. Source understands that Reuters Service(s) and delivery of the Reuters Service may change at any time and agrees Reuters may make the Source Services available to any such modified Reuters Service(s) or delivery of the Reuters Service.

         (c) ACCURACY OF INFORMATION. Source shall use commercially reasonable efforts to (i) insure that the information in the Source Services is accurate, and (ii) correct inaccuracies, errors or defects in such information promptly after discovery. Source shall monitor such information as it is distributed through the Reuters Services and promptly correct any inaccuracies, errors or defects therein.

         (d) DISCLAIMER. Each Source Service shall be preceded by Source's standard disclaimer language, as amended from time to time, a copy of which is attached hereto as Exhibit E.

3.       PROMOTION AND MARKETING.

         (a)   EFFORTS AND MATERIALS.

               (i) MARKETING. Source and Reuters shall exercise commercially reasonable efforts to market and promote subscriptions to the Source Services to be accessed through the Reuters Service.

               (ii) MATERIALS. Neither party shall publish or distribute any advertising or promotional material regarding the availability of the Source Services through the Reuters Service without the prior written consent of the other, which consent shall not be unreasonably withheld. Materials being sent to the other party for approval pursuant to this subsection (a) shall be directed to the person(s) designated in Exhibit F hereto.

         (b) SUBSCRIBER LIST. To facilitate Source's promotional efforts, Reuters shall provide to Source the following information and reports: (i) upon written request of Source, such requests not to exceed twice annually the list of Reuters Subscribers located in the United States and the list of those persons and entities located in the United States who became the new Reuters Subscribers during such semi-annual period; (ii) upon request of Source, information Reuters has with regard to renewal dates for subscriptions to the Source Services and (iii) on a monthly basis, access reports which shall, among other things, set forth those persons taking the Source Services on a trial basis. Reuters represents and warrants to the best of its knowledge that all reports shall be accurate and complete and correctly reflect the number of subscriptions and those having access to the Source Services.

         (c) AUTHORIZED DISTRIBUTORS. Source acknowledges that Reuters utilizes authorized distributors, which may or may not be affiliated with Reuters, to distribute the Reuters Services ("Authorized Distributors"). Source agrees to allow the Source Services to be distributed by the Authorized Distributors subject to the terms and conditions hereof (except where prohibited by law or limited by local business practices), and Reuters agrees to use commercially reasonable efforts to persuade the Authorized Distributors to distribute the Source Services. As between Reuters and Source, Reuters shall be solely responsible for all acts of the Authorized Distributors.

         (d) DEMONSTRATION PERIODS; TRADE SHOWS. Reuters agrees to promote and market the Source Services, subject to the terms contained in the last sentence of Section 1(a)(i), by making one or more of the Source Services available free of charge to Reuters Subscribers for up to thirty (30) days upon the request of Source or Reuters. Reuters shall provide to Source written confirmation weekly with delivery of Source Services to Reuters Subscribers on a trial basis; said confirmations to be provided on a weekly basis for U.S. subscribers and no less often than monthly for non-U.S. Subscribers. The preceding provision shall not be deemed to increase Reuters' obligations to market and promote subscriptions to the Source Services set forth in subsection (a) of this Section 3. In addition, Reuters agrees to provide one terminal at no cost to Source for trade show exhibits in which both Reuters and Source participates, such exhibits will not exceed twelve (12) per calendar year. Source will provide Reuters sixty (60) days prior written notice of the date of said trade shows. Source acknowledges it will be responsible for all costs other than the supply of the Reuters terminal.

4.       FEES; SERVICE AGREEMENT.

         (a) BILLING; FEES. Source shall bill Source Subscribers in the United States on a regular basis for subscriptions to the Source Services. Reuters shall bill Source Subscribers outside the United States, in accordance with Reuters' usual billing practices. Fees for subscriptions to the Source Services shall be determined by Source in its respective geographic regions in its sole discretion. Source agrees that it will make changes in published subscription fees to the Source Services only once per year, which shall, except as set forth below, be effective anywhere other than Japan on January 1 and in Japan on April 1, and will give Reuters no less than one hundred twenty (120) days' prior written notice of any such change. Reuters covenants that it will inform all Source Subscribers in jurisdictions for which Reuters bills for Source Services of the new fees and shall implement the new fee schedule at the times provided for herein. Source agrees that it will not charge Source Subscribers any more money for their subscriptions to the Source Services than it or any other distributor or vendor will charge any subscribers to the Source Services or services substantially similar thereto that receive such services by means other than through Reuters. The parties agree that Source may require Reuters to terminate distribution of the Source Services to Source Subscribers that are severely in arrears in paying their subscription fees. Source Subscribers shall be deemed severely in arrears for purposes hereof when they become six months behind in payments. The parties agree that the party responsible for billing shall comply with all applicable Country, State and local laws and regulations, including, but not limited to taxing laws and regulations.

         (b) REUTERS SERVICE AGREEMENTS. In those jurisdictions where Reuters is billing Source subscribers for their use of the Source Services, Reuters shall provide the applicable Reuters Principal Agreement and/or Optional Data Addendum, or the local equivalent (collectively, the "Reuters Agreement") to each subscriber to the Source Services and shall not grant any subscriber access to any Source Service (except on a trial basis) until it has obtained an executed copy of the applicable Reuters Agreement from such subscriber. Reuters agrees that it will not consent to a request by a Source Subscriber who seeks to store, modify, reproduce in any form, redesseminate, recirculate or republish in any form the Source Services without the prior written consent of Source, which consent shall be at Source's sole discretion.

   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Copies of the representative Reuters Agreements currently being used are attached as Exhibit G. Reuters shall provide Source with a copy of material amendments to the Optional Data Addendum within ninety (90) days after such amendments are implemented and agrees to advise Source of any material amendments to the Reuters Principal Agreement which adversely affect Source within ninety (90) days after such amendments are implemented. Source shall not make any statement regarding any Reuters Service that is contradictory or inconsistent with the then-current version of the applicable Reuters Agreement. Reuters agrees to allow Source's marketing representatives to use and present to potential and existing subscribers the Reuters Optional Data Addendum or the local equivalent and to require Reuters' marketing and sales representatives and those of its Authorized Distributors to coordinate all marketing and sales efforts with Source's marketing representatives and cooperate with Source's marketing representatives in presenting to potential and existing subscribers the Source Services. Source acknowledges that Reuters global subscribers may cancel Reuters services at any time on ninety (90) days notice and accepts that such cancellations may include Source Services.

         (c) SOURCE'S SERVICE AGREEMENT. In jurisdictions in which Source is billing Source Subscribers for their use of the Source Services, Source may provide the Source Services via a written or oral service Agreement. A copy of the written Service Agreement that Source initially will use in jurisdictions where it will bill Source Subscribers for their use of the Source Services and a copy of Source's price lists currently in effect are attached as Exhibit H.

5.       FEES/PAYMENT

         (a)   REUTERS FEE.  **************************************************
*******************************************************************************
*******************************************************************************

         (b) PAYMENT. Within sixty (60) days after the end of each calendar quarter for the term of this Agreement, Reuters shall deliver to Source a report which report Reuters represents and warrants to the best of its knowledge will show all of the subscription receipts for such quarter, and the amounts due Source, together with a check payable to Source for the amount of said subscription receipts. All payments shall be made in U.S. Dollars. Reuters will calculate the amount due by taking the local currency units billed and convert to U.S. dollars, the result of which will equal the Reuters "book rate" for that month. The book rate is determined from the World Value of the Pound table as published in the Financial Times on (usually) the first Tuesday of each month. These figures are rounded up or down to two decimal points.

         (c) ADJUSTMENTS. Source acknowledges that Reuters may make initial calculations and payments of amounts due to Source based on amounts billed to

Source Subscribers in respect of Source Services, and accordingly there may be post payment adjustments to amounts remitted by Reuters to Source pursuant to subsection 5(b) hereof to reflect (i) amounts Reuters billed in error for credits Reuters gave in the ordinary course of business to Source Subscribers, and (ii) amounts Reuters was unable to collect from Source Subscribers.

         (d) RECORDS. Reuters shall maintain complete and accurate books and records (collectively, the "Records") with respect to all amounts it billed to Source subscribers in respect of subscriptions to the Source Services. Source shall, at its expense, have the right upon at least thirty (30) days' prior written notice to inspect the Records of Reuters during normal business hours no more frequently than twice per year. All information gained by Source from such inspection will be kept in strict confidence and will be used solely for the purpose of verifying the accuracy of the computation of the amounts due hereunder.

6. COPYRIGHT. Source represents and warrants to Reuters that Source or contributors to the Source Services to the best of its and their knowledge own the Source Services and the copyrights thereto, and that Source has the right to authorize Reuters to distribute the Source Services under this Agreement. Reuters agrees it is not acquiring under this Agreement any proprietary interest in the Source Services and agrees not to challenge the claim of Source or its contributors to the ownership of the Source Services and the measures requested by Source to make the copyright claim of Source or its contributors known to Source Subscribers and to assist Source, at Source's expense, in Source's defense or prosecution of any copyright infringement claim.

7. MAINTENANCE AND CIRCUMSTANCES BEYOND PARTIES' CONTROL. Subject to the provisions set forth in Section 8, neither Reuters nor Source will be deemed in default or liable hereunder if, as a result of any cause or circumstance beyond such party's reasonable control or any repair work or routine maintenance, there occurs a delay in or failure or interruption of (i) service to any Source Subscriber, or (ii) transmission of the Source Services. So long as any such failure continues, the party responsible for such service or transmission will use its reasonable best efforts to eliminate such conditions and will keep the other party fully informed at all times concerning the matters causing such delay or default and the prospects for their termination.

8.       INDEMNIFICATION.

         (a) BY SOURCE. In the event any claim is brought by third party against Reuters that relates to, arises out of or is based upon Source Services or the failure of Source to comply with any law, rule or regulation, Reuters shall promptly notify Source, and Source shall defend such claim at Source's expense and under Source's control. Source shall indemnify and hold harmless Reuters against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys'

fees) arising from or related to such claim whether or not such claim is successful. Reuters shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that Source shall not be required to pay any settlement amount that it has not approved in advance.

         (b) BY REUTERS. In the event any claim is brought by any third party against Source that relates to, arises out of or is based upon any error, delay or other event caused by Reuters or its Authorized Distributors in transmitting the Source Services, Source shall promptly notify Reuters, and Reuters shall defend such claim at Reuters' control. Reuters shall indemnify and hold harmless Source against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys' fees) arising from or related to such claim, whether or not such claim is successful. Source shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that Reuters shall not be required to pay any settlement amount that it has not approved in advance.

9.       REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

         Each party hereby represents, covenants and warrants to the other as follows:

         (i) It has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of such party, enforceable in accordance with its terms and conditions.

         (ii) That the parties will comply with all codes, regulations and laws applicable to the provision of direct feed lines under this Agreement, and has obtained or will obtain all necessary permits, licenses and other authorizations necessary for its performance of services under this Agreement.

10.      CONFIDENTIALITY.

         (a) The parties agree that certain material and information which has or will come into the possession or knowledge of each in connection with this Agreement or the performance hereof; e.g., proprietary business information (including, without limitation, the names and addresses of subscribers, information providers and suppliers), consists of confidential and proprietary data, whose disclosure to or use by third parties will be damaging. In addition, the parties may reasonably designate, by notice in writing delivered to the other party, other information as being confidential or a trade secret.

         (b) All such proprietary or confidential information of Reuters or Source shall be kept secret by the Source or Reuters, as the case may be, to the degree it keeps secret its own confidential or proprietary information. Such information belonging to either party shall no be disclosed by the other party to its employees except on a need-to-know basis or to agents or contractors of such other party, but may be disclosed by such other party to state or federal agencies, authorities or courts upon their order or request provided prompt notice of such order or request is given by such other party to the party to which such information belongs, if such notice is legally permitted.

         (c) No information that would otherwise be proprietary or confidential for the purposes of this Agreement pursuant to subsections (a) or
(b) above shall be subject to the restrictions on disclosure imposed by this section in the event and to the extent that (i) such information is in, or becomes part of, the public domain otherwise than through the fault of the party to which such information does not belong, (ii) such information was known to such party prior to the execution of this Agreement, or (iii) such information was revealed to such party by a third party.

11.      TERM; TERMINATION.

         (a) TERM. The initial term of this Agreement shall commence ninety-one (91) days subsequent to notice given by Source to Telerate Systems Incorporated ("Telerate") pursuant to that certain agreement dated as of January 1, 1992, between Source and Telerate (the "Telerate Agreement") (the "Commencement Date") and shall terminate at the end of the third year (the "Initial Term"). Notwithstanding the foregoing, Source may terminate this Agreement prior to its Commencement Date in the event Source, in its sole discretion, retracts its notice to Telerate under the Telerate Agreement. Source agrees any such termination prior to the Commencement Date shall apply to other network vendors (other than Telerate and Quotron) Source has entered into agreements prior to the Commencement Date for the distribution of Source Services. The term of this Agreement shall automatically be extended for one or more periods of three years (a "Renewal Term"), unless either party sends to the other written notice of its election not to renew at least ninety (90) days prior to the end of the Initial Term, as the case may be.

         (b) DEFAULT. If either party shall default in the performance of or compliance with any provision contained in this Agreement including, but not limited to, any breach of a representation or warranty, and such default shall not have been cured within thirty (30) days after written notice thereof shall have been given to the appropriate party, the party giving such notice may then give further written notice to such other party terminating this Agreement, in which even this Agreement and any other rights granted hereunder shall terminate on the date specified in such further notice.

         (c) INSOLVENCY. In the event that either party hereto shall be adjudged insolvent or bankrupt, or upon the institution of any proceedings by it seeking relief, reorganization or arrangement under any laws relating to insolvency, or if an involuntary petition in bankruptcy is filed against such party and said petition is not discharged within sixty (60) days after such filing, or upon any assignment for the benefit of its creditors, or upon the appointment of a receiver, liquidator or trustee of any of its assets, or upon the liquidation, dissolution or winding up of its business (an "Event of Bankruptcy"), then the party involved in any such Event of Bankruptcy shall immediately give notice thereof to the other party, and the other party at its option may terminate this Agreement upon written notice.

         (d) PRINCIPAL DEPARTURE. Source agrees Reuters shall have the option, to terminate this Agreement during the Initial Term hereof in the event Lindley
B. Richert is no longer employed by Source or Source's affiliates and such departure directly results in a "substantial decline in the quality and market acceptance" of the Source Services or any New Source Service. Said option to terminate shall be exercisable at the end of one hundred and twenty (120) days after the date of delivery of notice to Reuters that Lindley B. Richert is no longer employed by Source or Source's affiliates. For purposes of this provision, the parties agree that a "substantial decline in the quality and market acceptance" of Source Services or any New Source Service shall be deemed to have occurred, if and only if, gross revenues from all Source Services and any New Source Service distributed pursuant to this Agreement decline within said one hundred and twenty day period by more than twenty-five (25%) percent. In the event Reuters exercises its option to terminate the Agreement pursuant to this provision, then the Agreement shall terminate ninety (90) days from the date notice is given in accordance with Section 13(a) hereof.

12. DISTRIBUTOR PARITY. Source agrees to provide the Source Services and New Source Services on at least as favorable terms as those provided in agreements between Source and, where applicable, any other third party network vendor who competes directly with Reuters, with the exception of any agreements existing prior to June 1, 1993. Source further agrees to use its best efforts to provide the Source Services and New Source Services in a manner which is equal to or better than said services as provided to any third party network vendor who competes directly with Reuters world-wide, specifically with respect to content, editorial impartiality and timeliness of updating of said services.

13.      MISCELLANEOUS.

         (a) NOTICES. All notices hereunder shall be in writing and shall be delivered in person, or sent by overnight courier service, to the address of the party set forth below, or to such other addresses as may be stipulated in writing by the parties pursuant hereto. Unless otherwise provided, notice shall be effective on the date it is officially recorded as delivered.

               (i)      If to Reuters, to:
                        Reuters Limited
                        85 Fleet Street
                        London EC4P 4AJ
                        Attention: General Counsel

               (ii)     If to Source, to:

                        McCarthy, Crisanti & Maffei, Inc.
                        71 Broadway
                        New York, NY 10006
                        Attention: President

                        with a copy to:

                        The Van Kampen Merritt Companies, Inc.
                        One Parkview Plaza
                        Oakbrook Terrace, IL 60181
                        Attention: General Counsel

         (b) AMENDMENT; ASSIGNMENT. This Agreement may not be amended except by written instrument executed by Source and Reuters. Neither party may assign this Agreement to any third party, other than an affiliate, without the prior written consent of the other. Any assignment of this Agreement to an affiliate shall not relieve the assigning party of any of its obligations or liabilities under this Agreement.

         (c) SURVIVAL OF CERTAIN PROVISIONS. Notwithstanding the termination of this Agreement, those provisions of this Agreement that by their nature are intended to survive such termination shall survive, including without limitation, the provisions of Section 8, 9, 10 and 11.

         (d) CONSEQUENTIAL DAMAGES. Except pursuant to Section 8, neither party shall be liable for any consequential, indirect, incidental or special damages, even if advised of the possibility of such damages.

         (e) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties on the subject hereof and terminates and supersedes all previous verbal and written agreements on such subject.

         (f) RELATIONSHIP OF THE PARTIES. The parties agree that Reuters will act as an independent contractor in the performance of its duties under this Agreement. This Agreement does not and shall not be deemed to constitute a partnership or joint venture between the parties and neither party nor any of its directors, officers, employees or agents shall, by virtue of the performance of their obligations under this Agreement, be deemed to be an employee of the other.

         (g) "AFFILIATE" DEFINED. For purposes of this Agreement, the term "affiliate" and its derivatives shall mean, with respect to any individual or entity directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such individual or entity. The term "control" and its derivatives, as used in the immediately preceding sentence, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

         (h) SEVERABILITY. In the event any provision of this Agreement or application hereof to any party or in any circumstances shall be determined to be invalid, unlawful, or unenforceable to any extent, the remainder of this Agreement, and the application of any provision to parties or circumstances other than those as to which it is determined to be unlawful, invalid or unenforceable, shall not be affected thereby, and each remaining provision of this Agreement shall continue to be valid and may be enforced to the fullest extent permitted by law.

         (i) NON-WAIVER. No delay or failure by either party in exercising any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

         (j) CAPTIONS. The captions used herein are for convenience only, and constitute no part of this Agreement.

         (k) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law principles thereof.

         IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the 1st day of July, 1993, to be effective as set forth in
Section 11(a) hereof.


MCCARTHY, CRISANTI & MAFFEI,               REUTERS LIMITED
INC.


By: /s/ Lindley B. Richert                 By: /s/ Stephen C. Meadows
    ---------------------------------          --------------------------------
    Name:  LINDLEY B. RICHERT                  Name:  STEPHEN C. MEADOWS
    Title: PRESIDENT                           Title: International Marketing
                                                      Manager, Specialist Data
                                                      Services

                                    Exhibit A


Name                       Source Services
----                       ---------------
                                            Description
                                            -----------
CorporateWatch-            Principally provides rapid and comprehensive
                           information on corporate securities, private
                           placements, equities and mortgage and derivative
                           product new issues.

CurrencyWatch-             A foreign exchange market forecasting and analysis
                           system combining live 24 hour fundamental and
                           technical analysis presented as both commentary and
                           live technical trading pages, together with
                           comprehensive live EMS analysis.

MoneyWatch-                Provides 24 hour fundamental and technical analysis
                           of US Treasury, Agency and money market securities.
                           The service combines live commentary and technical
                           trading analysis with detailed forecasts and analysis
                           of the US economy.

YieldWatch-                Addresses European and Asia Pacific government
                           bonds/financial futures markets including the U.S.
                           T-bond. Information is presented as live commentary,
                           technical trading blotters and spread analysis,
                           together with regional market briefings.


-  Denotes a registered trademark of McCarthy, Crisanti & Maffei, Inc.

                                    Exhibit B

         The following subscribers should be RESTRICTED from access to the Source Services pursuant to Section 1(a)(i) of the Agreement:


Munifacts/American Banker                   Thomson Financial Networks
Trepp & Company                             Alert/OASYS
Money Market Services                       AutEx
Ried, Thunberg                              CDA Investment Technologies
Elliot Wave International                   CORIS
Data Resources Inc.                         FIRST CALL
Wrightson & Co.                             Forex Watch
Evans Economics                             Forex Chartist
Froehlich                                   Technical System
Griggs & Santow                             Investext
Dunn & Bradstreet                           Securities Data Co.
Predex                                      Wunsch Auction Systems
Cates                                       Asset Backed Securities Group
Bank Valuation                              Securities Information Center
Chronometrics
Capital Techniques                          Technical Data (All Services)
Telerate Corporate Market Service           Valornform
Eurobond Service                            I.F.R. JapanWatch
                                            I.F.R. Vigil
R.A. Froehlich                              I.F.R. CorporateEye
Business Week                               I.F.R. LanAm
Market Data Corporation                     I.F.R. Int'l. Financing Review
Market News Service                         Atlas
Vigil                                       BondData
Muller Data                                 MoneyData
Pensions & Investment Age                   ILX
Money Line Corporation                      Bond World
Standard & Poor's                           Moody's
Dow Jones News Service                      McGraw Hill
Duff & Phelps                               FX 24
Olson Group                                 Gannett
Investment Dealers Digest                   Fitch
(I.D.D. Information Services)               Sheshunoff
Securities Data Corp.                       Capital Management

RS Investments                              Prechter's Elliot Wave International
MRL Publishing                              Johnson Smick International
Capital Management                          IPO Financial
MBSIS                                       Commscan
J.J. Kenny & Company                        AMG Data Services
MortgageData                                MortgageData
Bloomberg                                   IDEA
Knight Ridder                               Dalcomp Inc.
O'Connor, Paul & Phillips                   Maria Ramirez Capital Consultants
Telekurs                                    SDC Publishing
Stone, McCarthy                             Institutional Investor Euromoneys
Indepth Data


In addition to the above list, only Authorized Distributors should be allowed access when exhibiting at conferences.

                                    Exhibit C

                         REUTERS EQUIPMENT AND SERVICES

I. Pursuant to the terms and conditions of Section 2(a)(i) of the Agreement, the equipment to be provided by Reuters to Source at Source's various locations set forth below (and such other Source locations as from time to time agreed to by Source and Reuters) shall include the following:

         New York -
         - 1 Selectfeed and associated communications, solely for the purpose of Source development.
         - 1 primary electronic means of delivering Source's information to Reuters in a timely and reliable manner to include but not limited to two IDN Links with the necessary equipment and leased lines with dial back-up at Source primary site as well as at disaster recovery site to be designated by Source.
         - 2 Reuters Terminals and associated communications, with editing capabilities, to be used as back-up for the primary contribution mechanism.
         -        3 Slave display devices.

         London -
         - 1 Reuters Terminal and associated Communications, with editing capabilities, to be used as back-up for the primary contribution mechanism.
         -        1 Slave display device.

         Tokyo -
         - 1 Reuters Terminal and associated Communications, with editing capabilities, to be used as back-up for the primary contribution mechanism.
         -        1 Slave display device.

         Singapore -
         - 1 Reuters Terminal and associated Communications, with editing capabilities, to be used as back-up for the primary contribution mechanism.
         -        1 Slave display device.

         Paris -
         - 1 Reuters Terminal and associated Communications, with editing capabilities, to be used as back-up for the primary contribution mechanism.
         -        1 Slave display device.

II. Reuters agrees to determine by no later than August 1, 1993, whether it can supply bandwidth on the Reuters network for the purpose of linking each of Source's overseas offices to the New York Central Contributing facility. Source agrees to pay Reuters reasonable costs to supply such bandwidth.

                                    Exhibit D

                              DIRECT FEED AGREEMENT

                         DIRECT FEED DELIVERY AGREEMENT

THIS AGREEMENT, dated as of                  , 1993 between REUTERS LIMITED, a
corporation organized under U.K. law, with offices at 85 Fleet Street, London, EC 4AJ ("Reuters") and MCCARTHY, CRISANTI & MAFFEI, INC., a New York Corporation with offices at 71 Broadway, New York, New York, 10006 ("Source").

WHEREAS, Source publishes the services listed and described in Exhibit A to this Agreement (the "Source Services"); and

WHEREAS, Reuters and Source have entered into an Optional Service Delivery Agreement dated as of the date hereof; and

WHEREAS, Source desires to make all of the Source Services available to select subscribers to the Source Services ("Source Subscribers") via direct feed line; and

WHEREAS, Reuters is willing to provide Source Subscribers with a direct feed line to deliver the Source Services directly to certain Source Subscribers.

NOW THEREFORE, the parties in consideration of the premises and mutual covenants contained herein agree as follows:

1.       PROVISION OF DIRECT FEED LINE.

         (i) NON-REUTERS CUSTOMERS. Upon prior written notice to Reuters, Reuters agrees to provide to Source Subscribers, who are not then-current customers of Reuters, a direct feed line for the direct delivery of Source Services to Source Subscribers. Reuters shall enter into a separate agreement with Source Subscriber for the provision of the direct feed line. A copy of Reuters Principal Service Agreement is attached as Exhibit
                  B. Reuters agrees that a Source Subscriber obtaining a direct feed line pursuant to this subsection, shall incur Reuters' customary installation and monthly communication charges.

         (ii) REUTERS SUBSCRIBERS. Reuters agrees to consider requests made by Source, on a case by case basis, to provide to Source Subscribers who are then-current customers of Reuters, a direct feed line for the purpose of providing access to Source in order to enable direct delivery of Source Services to Source Subscribers.

2. INSTALLATION. Reuters agrees that within thirty (30) days of receipt by it of notice from Source, that it will initiate the order process for the installation by third parties of a direct feed line to those Source Subscribers as set forth in Section 1 hereof. Reuters further agrees to provide to Source information relating to the systems configuration of each Source Subscriber for whom Reuters provides a direct feed line pursuant to this Agreement. The direct feed line will be capable of carrying all of the Source Services including any New Source Services. Reuters acknowledges and agrees that the direct feed lines provided to Source Subscribers meet the technical requirements as set forth in Reuters' published documentation for installation and maintenance of its direct feed lines as well as convey the Source Services in a manner and with a functionality at a level as is generally made available to its own customers. Reuters shall maintain, support and repair the direct feed lines provided pursuant to this Agreement in a timely and competent manner and at a level that meets Reuters' support, maintenance and repair services to its customers generally.

3. BILLING. Reuters shall bill Source Subscriber directly for customary installation and communication line charges including, but not limited to, all applicable taxes for the direct feed line. Source acknowledges that in the event that a direct feed line is provided to a then-existing Reuters customer or, in the further event that a direct feed line is provided to a non-Reuters customer who subsequently subscribes to additional Reuters services, that the Reuters communication charges may change. Reuters shall be responsible for payment of all taxes. In addition, Source shall bill Source Subscribers for fees relating to the Source Services in the United States, and Reuters shall bill Source Subscribers outside the United States, in accordance with Reuters' usual billing practices.

4.       INDEMNIFICATION.

         (a) BY SOURCE. In the vent any claim is brought by third party against Reuters that relates to, arises out of or is based upon the Source Services or the failure of Source to comply with any law, rule or regulation, Reuters shall promptly notify Source, and Source shall defend such claim at Source's expense and under Source's control. Source shall indemnify and hold harmless Reuters against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys' fees) arising from or related to such claim whether or not such claim is successful. Reuters shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that Source shall not be required to pay any settlement amount that it has not approved in advance.

         (b) BY REUTERS. In the event any claim is brought by any third party against Source that relates to, arises out of or is based upon any error, delay, interruption or other event caused by Reuters or its Authorized Distributors in installing, supporting, maintaining or repairing the direct line feed or in transmitting the Source Services, Source shall promptly notify Reuters, and Reuters shall defend such claim at Reuters' expense and under Reuters' control. Reuters shall indemnify and hold harmless Source against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys' fees) arising from or related to such claim, whether or not such claim is successful. Source shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that Reuters shall not be required to pay any settlement amount that it has not approved in advance.
5.       TERM; TERMINATION;

         (a) TERM. The initial term of this Agreement shall commence ninety-one (91) days subsequent to notice given by Source to Telerate Systems Incorporated ("Telerate") pursuant to that certain agreement dated as of January 1, 1992, between Source and Telerate (the "Telerate Agreement") (the "Commencement Date") and shall terminate at the end of the third year (the "Initial Term"). Notwithstanding the foregoing, Source may terminate this Agreement prior to its Commencement Date in the event Source, in its sole discretion, retracts its notice to Telerate under the Telerate Agreement. The term of this Agreement shall automatically be extended for one or more periods of three years (a "Renewal Term"), unless either party sends to the other written notice of its election not to renew at least ninety (90) days prior to the end of the Initial Term, or any Renewal Term, as the case may be.

         (b) DEFAULT. If either party shall default in the performance of or compliance with any provision contained in this Agreement including, but not limited to, any breach of a representation or warranty, and such default shall not have been cured within thirty (30) days after written notice thereof shall have been given to the appropriate party, the party giving such notice may then give further written notice to such other party terminating this Agreement, in which event this Agreement and any other rights granted hereunder shall terminate on the date specified in such further notice.

         (c) INSOLVENCY. In the event that either party hereto shall be adjudged insolvent or bankrupt, or upon the institution of any proceedings by it seeking relief, reorganization or arrangement under any laws relating to insolvency, or if an involuntary petition in bankruptcy is filed against such party and said petition is not discharged within sixty (60) days after such filing, or upon any assignment for the benefit of its creditors, or upon the appointment of a receiver, liquidator or trustee of any of its assets, or upon the liquidation, dissolution or winding up of its business (an "Event of Bankruptcy"), then the party involved in any such Event of Bankruptcy shall immediately give notice thereof to the other party, and the other party at its option may terminate this Agreement upon written notice.

         (d) EFFECT OF TERMINATION. In the event of a termination of this Agreement for any reason, Reuters shall continue to support, maintain and repair direct feed lines installed for Source Subscribers before the effective date of any such termination provided that such Source Subscriber continues to pay Reuters the agreed upon communications line change.

6. INCORPORATION BY REFERENCE. The parties hereto agree that the following sections of the Optional Service Delivery Agreement, a copy of which is attached hereto and made part hereof as Exhibit C are incorporated by reference: 4(b) (second sentence only), 5, 9, 10, 13(a), (b), (d) (the reference in Section 13(d) to
Section 8 is hereby changed to Section 4), (e), (f), (g), (h), (i), (j) and (k).

7. SURVIVAL. All covenants, obligations, representations, warranties, indemnities and agreements contained in this Agreement shall survive the execution and delivery of the Agreement and of any and all documents or instruments delivered in connection herewith. Neither Source nor Reuters has made any representation or warranty to the other in connection with the transaction contemplated herein except as contained in this Agreement and any other instrument, agreement or writing provided for or contemplated by this Agreement.

8. DEFINITIONS. Terms not otherwise defined herein shall have the meanings ascribed to them in the Optional Service Delivery Agreement.

         IN WITNESS WHEREOF, the undersigned parties have duly executed this
Agreement as of the        day of        , 1993, to be effective as set forth in
Section 5 hereof.


MCCARTHY, CRISANTI & MAFFEI,              REUTERS LIMITED
INC.



By:__________________________________     By:__________________________________

Name:  LINDLEY B. RICHERT                 Name:________________________________

Title: PRESIDENT                          Title:_______________________________

                                    Exhibit E

                                SOURCE DISCLAIMER

                                       MCM
                             71 BROADWAY, 11TH FLOOR
                            NEW YORK, NEW YORK 10006

COPYRIGHT 1993, MCCARTHY, CRISANTI & MAFFEI, INC. ("MCM"). ALL RIGHTS RESERVED. MCM OBTAINS INFORMATION FOR ITS ANALYSES FROM SOURCES WHICH IT CONSIDERS RELIABLE, BUT DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF ITS ANALYSES OR ANY INFORMATION CONTAINED THEREIN. MCM AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO THE INFORMATION OR ANALYSES SUPPLIED TO CLIENT, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY, AND EACH SPECIFICALLY DISCLAIMS ANY SUCH WARRANTY. IN NO EVENT SHALL MCM OR ITS AFFILIATES BE LIABLE TO CLIENT FOR ANY DECISION MADE OR ACTION TAKEN BY CLIENT IN RELIANCE UPON THE INFORMATION OR ANALYSES CONTAINED HEREIN, FOR DELAYS OR INTERRUPTIONS IN DELIVERY FOR ANY REASON, OR FOR LOSS OF BUSINESS REVENUES, LOST PROFITS, OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS MATERIAL IS INTENDED SOLELY FOR THE PRIVATE USE OF MCM'S CLIENTS, AND ANY UNAUTHORIZED USE, DUPLICATION OR DISCLOSURE IS PROHIBITED. THIS MATERIAL IS NOT A COMPREHENSIVE EVALUATION OF THE INDUSTRY, THE COMPANIES OR THE SECURITIES MENTIONED, AND DOES NOT CONSTITUTE AN OFFER OR A SOLICITATION OF AN OFFER OR A RECOMMENDATION TO BUY OR SELL SECURITIES. ALL EXPRESSIONS OF OPINION ARE SUBJECT TO CHANGE WITHOUT NOTICE. NAIC DESIGNATIONS ARE NOT CREDIT RATINGS. REUTERS HAS NOT CONTRIBUTED ANY INFORMATION TO THESE PAGES.

                                    Exhibit F

                 CONTACTS FOR APPROVAL OF PROMOTIONAL MATERIALS

For Reuters:  Kathy Colloton
              Reuters America Inc.
              1700 Broadway - 2nd Floor
              New York, NY 10019
              Telephone: 212-603-3738
              Facsimile: 212-603-3810

For Source:   Mr. Jay Miller
              McCarthy, Crisanti & Maffei, Inc.
              71 Broadway
              New York, NY 10006
              Telephone: 212-509-5800
              Facsimile: 212-509-7389

Either party may change its designated "contact" person by giving written notice to the other.

                                    Exhibit G

         REUTERS PRINCIPAL SERVICE AGREEMENTS AND OPTIONAL DATA ADDENDUM

                                  See Attached

                           [UNABLE TO READ ATTACHMENT]

                                    Exhibit H

              SOURCE'S SERVICE AGREEMENT AND WORLDWIDE PRICE LISTS

                                  See Attached

McCarthy, Crisanti & Maffei, Inc. ("MCM")
Subscription for Electronic Information and Research Services

This Subscription Agreement (the "Agreement") made this              day of
           , 19   , (the "Effective Date") by and between McCarthy, Crisanti &
Maffei, Inc. (hereinafter "MCM"), a New York corporation having offices at 71
Broadway, New York, New York, 10006 and                 , a
(hereinafter "Customer").

1.       Services

         Customer subscribes to, and MCM agrees to provide, the services set out
on the attached Supplement(s), Number(s)               each, a "Service" (and
collectively, "Services") upon the terms and conditions set out below.

2.       Term of Subscription; Fee

         The initial subscription term for each Service shall be as set forth on Supplement (the "Initial Term") attached hereto and made part hereof. For the Services provided by MCM, Customer agrees to pay MCM the subscription fees indicated on the relevant Supplement. Fees charged upon the renewal of any subscription shall be those set forth on MCM's then current price lists. All subscription fees shall b paid [monthly] [quarterly] in advance on the commencement of the subscription term and thereafter on the first calendar [month] [quarter]. Customer shall also pay in addition to any subscription fee, any tax, however characterized, arising out of this subscription other than taxes based on the net income of MCM.

3.       Renewal

         The subscription term for each Service shall be automatically renewed for a term equal in length to the Initial Term unless either party give the other not less than sixty (60) days written notice of its intention not to renew a particular Service prior to the end of the initial or any renewal of that Service. Further, any renewal term shall be governed by the terms and conditions of this Agreement, except for price, which shall be determined from MCM's then current price list.

4.       Use of Information

         Services are for the sole use of Customer. Customer will not, without MCM's prior written consent, cause or permit the Services or any information including, without limitation reports, analyses, data, ratings, documentation made known, sent or otherwise transmitted by MCM under this Agreement or any Service in whole or in part to be stored, modified, duplicated, reproduced or retransmitted in any form either to third parties or to affiliated companies or branch offices of the Customer except as otherwise permitted herein. If Customer makes use of any information for which MCM has given its prior written approval, Customer shall credit MCM as the source of such information. Customer acknowledges that all such materials are and shall remain, the sole property of MCM, and that MCM is the sole owner of all copyright and other commercial property rights therein. Customer agrees not to create any derivative works (including data bases) based on the Service(s) or the information contained therein. Customer will not use or permit the use of the information contained in the Service for any illegal purpose. MCM reserves to itself complete editorial freedom in the form and content of the Service(s) and may alter the same from time to time.

5.       Termination

         (a) In addition to any other remedy available at law or in equity, MCM may terminate this Agreement immediately, in whole or in part, without further obligation to Customer in the event of:

         (i) any breach by the Customer of Paragraph 4 or a breach of the Customer's obligation to pay the subscription fee as specified in this Agreement and Supplement(s) hereto;

         (ii) any other breach of this Agreement by the Customer which cannot be remedied or is not remedied within thirty (30) days of the Customer being requested to do so;

         (iii) any merger, consolidation, acquisition, or the sale, lease or other transfer of all or substantially all of the assets or shares of stock of the Customer, or any other change in the control or ownership of the Customer;

         (iv) the Customer's making an assignment for the benefit of its creditors or filing a voluntary petition under any bankruptcy or insolvency law, under the reorganization or arrangement provisions of the United States Bankruptcy Code, or under the provisions of any law of like import;

         (v) the filing of an involuntary petition against the Customer under any bankruptcy or insolvency law, under the reorganization or arrangement provisions of the United States Bankruptcy Code, or under any law of like import; or

         (vi) the appointment of a trustee or receiver for the Customer or its property.

         (b) Where the operation or delivery of the Service(s) or any part thereof is dependent upon an agreement between MCM and a third party and such agreement has expired or is terminated or suspended in whole or in part for any reason, and MCM is unable to enter into another equivalent agreement upon reasonable terms. MCM may immediately terminate this Agreement or the relevant part thereof, and upon termination MCM's only obligation to the Customer will be to refund the proportionate part of the subscription fee already paid for the portion of the Service(s) not received by virtue of said termination.

         (c) Without limitation of any other remedy at law or in equity, the Customer and MCM hereby agree that upon the Customer's (i) breach of this Agreement, or (ii) terminating this Agreement (except as permitted hereunder), MCM will be entitled to recover from the Customer all subscription fees due and payable at the time of termination.

         (d) Customer agrees, in the event of a breach by it of any of its obligations under this Agreement, MCM may seek temporary or permanent injunctive relief, without the necessity of proving actual damages or the posting of a bond, as well as other equitable relief.

6.       Disclaimer of Warranties and Liability

         (a) MCM AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, INCLUDING, WITHOUT LIMITATION THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY, AND EACH SPECIFICALLY DISCLAIMS ANY SUCH WARRANTY. MCM AND ITS AFFILIATES EACH SPECIFICALLY DISCLAIM ANY KNOWLEDGE OF ANY PURPOSE FOR WHICH THE SERVICES SHALL BE SUED BY CUSTOMER. MATERIAL SUPPLIED BY MCM IN THE SERVICES CONSTITUTES OPINION AND NOT FACT. Such material supplied in the Services is based upon information obtained by MCM from a number of sources and MCM may be unable to verify the accuracy of that information. Accordingly, neither MCM nor its affiliates shall be liable to customer for: (1) Any faults in the delivery, transmission or content of the Services, or for contingencies beyond their control, in producing, supplying, or compiling, transpositioning or delivering the Services; (2) Any errors, omissions or inaccuracies in the information or analyses contained in the Services or delays or interruptions in delivery of a Service for any reason; (3) Any decision made or action taken by Customer in reliance upon the information or analyses contained in the Services; (4) Loss of business revenues, lost profits or any indirect, consequential, special or incidental damages arising from any subscription, including any claims related to the timeliness off deliveries of the Services or the quality or accuracy of information upon which a Service is based, whether in contract, tort or otherwise, even if advised of the possibility of such damages; (5) Any claim that arose more than one (1) year prior to the institution of suit therefor; or (6) Any claim arising from causes beyond MCM's reasonable control including, but not limited to, Customers selection and use of its own computer hardware system. CUSTOMER AGREES THAT MCM'S MAXIMUM LIABILITY FOR ANY AND ALL CAUSES SHALL NOT EXCEED, IN THE AGGREGATE, THE AMOUNT PAID BY CUSTOMER FOR THE SERVICES DURING THE FIRST INITIAL TERM OF THIS AGREEMENT TO EXPIRE.

         (b) Customer will indemnify and hold MCM and its affiliates and its and their employees, agents, contractors and subcontractors harmless from and against any loss, cost or damage (including reasonable attorneys fees) in connection with any claim or action which may be brought by any third party, arising out of:

         (i) any faults, interruptions or delays in the delivery of the Services to Customer or in the placing of inhibits (if applicable), or for any inaccuracies, errors or omissions in the information contained in the Services as supplied or contributed by the Customer, however such faults, interruptions, delays, inaccuracies, errors or omissions arise;

         (ii) the furnishing, performance, maintenance, or use of, or inability to use the Service and any other materials furnished to Customer by or on behalf of MCM notwithstanding that MCM has been advised of the possibility that such loss, or damage may or will arise.

7.       Assignments

         Neither party shall assign this Agreement without the prior written consent of the other.

8.       Securities Laws

         Notwithstanding any other provision of this Agreement, nothing in this Agreement shall be deemed to limit any responsibility or liability MCM may have under applicable securities laws.

9.       Force Majeure

         Neither MCM nor Customer shall be responsible for delays or failures in performance resulting from acts beyond the control of such party. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes, or other disasters.

10.      Disclosure

         Pursuant to the provisions of the Investment Advisers Act of 1940, MCM offers to supply Customer with Part II of the Form ADV upon written request of Customer.

11.      Severability

         In the event that any court having competent jurisdiction shall determine that one or more of the provisions contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited and restricted to the extent that such court shall deem it to be enforceable, and so limited or restricted shall remain in full force and effect. In the event that any such provision or provisions shall be deemed wholly unenforceable, the remaining provisions shall remain in full force and effect.

12.      General

         (a) This Agreement and any and all Supplement annexed hereto represent the entire agreement of the parties. There are no other oral or written collateral representations, agreements or understandings. In the event that the Customer issues a purchase order or other instrument related to the Service(s), it is understood and agreed that such document is for the Customer's internal purposes only and will in no way supersede, modify, add to or delete any of the terms and conditions of this Agreement.

         (b) All notices given hereunder will be in writing, delivered personally or mailed by registered or certified mail, return receipt requested, postage prepaid to the parties at the address specified in this Agreement unless either party gives notice in writing of a change of such address in the manner provided herein for giving notice. All notices will be deemed given when delivered personally, or if mailed, five (5) days after the date of mailing.

         (c) This Agreement will be deemed to have been executed and delivered in the State of New York and it will be governed by and construed in accordance with the laws of New York. The parties hereby consent to the jurisdiction of the courts of the State of New York for the purpose of any action or proceeding brought by either of them on or in connection with this Agreement or any alleged breach thereof.

         (d) This Agreement will be binding upon and inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

         (e) This Agreement may not be amended, modified or superseded, nor may any of its terms or conditions be waived unless expressly agreed to in writing by both parties. The failure of either party at any time or times to require full performance of any provision hereof will in no manner affect the right of such party at a later time to enforce the same.

         (f) The section headings of the several clauses and paragraphs of this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

         (g) The Customer hereby waives personal service of any and all process upon the Customer and consents that services of process may be made by certified or registered mail at the Customer's address set forth herein.

         (h) If the customer is a corporation, the Customer has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The persons executing this Agreement on behalf of the Customer hereby represent and warrant that they have been duly authorized to execute this Agreement for and on behalf of the Customer. This Agreement constitutes the valid and binding obligation of the Customer and is enforceable in accordance with its terms.

         (i) The provisions of Section 4 hereof, and any and all disclaimers and indemnities contained herein or in any Supplements annexed hereto will survive the termination of this Agreement.

         IN WITNESS WHEREOF, the parties or their duly authorized representative have hereunto set their hands of the day and year first above written.


                                       MCCARTHY, CRISANTI & MAFFEI, INC.


                                       By:______________________________________

                                       Title:___________________________________

                                       Date:____________________________________



                                       CUSTOMER:


                                       By:______________________________________

                                       Title:___________________________________

                                       Date:____________________________________

                                                               Number __________

                                                                 Term __________

Supplement to
McCarthy, Crisanti & Maffei, Inc.
Subscription for Electronic Information and Research Services

This Supplement between McCarthy, Crisanti & Maffei, Inc. (MCM) and the Customer (as set forth on the Subscription for Electronic Information and Research Services) represent those Services subscribed to by the Customer and to be provided by MCM, subject to the terms and conditions set forth in the Subscription Agreement.

Dated ____________________


Services                            Fee [Monthly] [Quarterly]



Total:

Additional Locations/Departments:




                                       MCCARTHY, CRISANTI & MAFFEI, INC.


                                       By:______________________________________

                                       Title:___________________________________

                                       Date:____________________________________



                                       CUSTOMER


                                       By:______________________________________

                                       Title:___________________________________

                                       Date:____________________________________

                       MCM ELECTRONIC INFORMATION SERVICES

                         AMERICAS REGION PRICING (US $)



STANDARD SCREEN FEES


    **   CORPORATEWATCH(R)                             $  450/montH

         CURRENCYWATCH(R)                              $  300/montH

         MONEYWATCH(R)                                 $  250/month

         YIELDWATCH(R)                                 $  200/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

    **   CORPORATEWATCH(R)                             $3000/montH

         CURRENCYWATCH(R)                              $1750/montH

         MONEYWATCH(R)                                 $1500/month

         YIELDWATCH(R)                                 $1000/month

         Discounts may apply when customer uses multiple services.

 *       Site fees may vary based on system configuration or actual user counts.

**       Includes MCM's Private Placement "Market Talk."

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                            PRICING FOR JAPAN (JPY Y)



STANDARD SCREEN FEES


         CORPORATEWATCH                              Y55,000/month

         CURRENCYWATCH                               Y40,000/month

         MONEYWATCH                                  Y40,000/month

         YIELDWATCH                                  Y40,000/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              Y250,000/month

         CURRENCYWATCH                               Y250,000/month

         MONEYWATCH                                  Y250,000/month

         YIELDWATCH                                  Y250,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                          UNITED KINGDOM PRICING (US $)



STANDARD SCREEN FEES


         CORPORATEWATCH                              $  375/month

         CURRENCYWATCH                               $  275/month

         MONEYWATCH                                  $  275/month

         YIELDWATCH                                  $  275/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              $1875/month

         CURRENCYWATCH                               $1500/month

         MONEYWATCH                                  $1500/month

         YIELDWATCH                                  $1500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

              ASIA PACIFIC REGION PRICING (EXCLUDING JAPAN) (US $)



STANDARD SCREEN FEES


         CORPORATEWATCH                              $  325/month

         CURRENCYWATCH                               $  250/month

         MONEYWATCH                                  $  230/month

         YIELDWATCH                                  $  230/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              $1000/month

         CURRENCYWATCH                               $  900/month

         MONEYWATCH                                  $  800/month

         YIELDWATCH                                  $  800/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                         PRICING FOR AUSTRALIA (AUD A$)



STANDARD SCREEN FEES


         CORPORATEWATCH                              A$ 425/month

         CURRENCYWATCH                               A$ 300/month

         MONEYWATCH                                  A$ 300/month

         YIELDWATCH                                  A$ 300/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              A$ 1300/month

         CURRENCYWATCH                               A$   680/month

         MONEYWATCH                                  A$   780/month

         YIELDWATCH                                  A$   680/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                  CONTINENTAL EUROPE/GULF REGION PRICING (US $)



STANDARD SCREEN FEES


         CORPORATEWATCH                              $  375/month

         CURRENCYWATCH                               $  275/month

         MONEYWATCH                                  $  275/month

         YIELDWATCH                                  $  275/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              $1875/month

         CURRENCYWATCH                               $1500/month

         MONEYWATCH                                  $1500/month

         YIELDWATCH                                  $1500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                              GERMANY/AUSTRIA (DM)



STANDARD SCREEN FEES


         CORPORATEWATCH                              450/month

         CURRENCYWATCH                               450/month

         MONEYWATCH                                  450/month

         YIELDWATCH                                  450/month


-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              1800/month

         CURRENCYWATCH                               1800/month

         MONEYWATCH                                  1800/month

         YIELDWATCH                                  1800/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                    (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                SWITZERLAND (SFR)



STANDARD SCREEN FEES


         CORPORATEWATCH                              500/month

         CURRENCYWATCH                               500/month

         MONEYWATCH                                  500/month

         YIELDWATCH                                  500/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              2000/month

         CURRENCYWATCH                               2000/month

         MONEYWATCH                                  2000/month

         YIELDWATCH                                  2000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                  (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  DENMARK (DKK)



STANDARD SCREEN FEES


         CORPORATEWATCH                              2400/month

         CURRENCYWATCH                               1600/month

         MONEYWATCH                                  1600/month

         YIELDWATCH                                  1600/month


-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              11900/month

         CURRENCYWATCH                               9500/month

         MONEYWATCH                                  9500/month

         YIELDWATCH                                  9500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                       (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  FINLAND (FIM)



STANDARD SCREEN FEES


         CORPORATEWATCH                              1025/month

         CURRENCYWATCH                               1025/month

         MONEYWATCH                                  1025/month

         YIELDWATCH                                  1025/month


-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              6200/month

         CURRENCYWATCH                               6200/month

         MONEYWATCH                                  6200/month

         YIELDWATCH                                  6200/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  NORWAY (NOK)



STANDARD SCREEN FEES


         CORPORATEWATCH                              1600/month

         CURRENCYWATCH                               1600/month

         MONEYWATCH                                  1600/month

         YIELDWATCH                                  1600/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              9500/month

         CURRENCYWATCH                               9500/month

         MONEYWATCH                                  9500/month

         YIELDWATCH                                  9500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  SWEDEN (SEK)



STANDARD SCREEN FEES


         CORPORATEWATCH                              1600/month

         CURRENCYWATCH                               1600/month

         MONEYWATCH                                  1600/month

         YIELDWATCH                                  1600/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              9450/month

         CURRENCYWATCH                               9450/month

         MONEYWATCH                                  9450/month

         YIELDWATCH                                  9450/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                   SPAIN (PTA)



STANDARD SCREEN FEES


         CORPORATEWATCH                              30,000/month

         CURRENCYWATCH                               30,000/month

         MONEYWATCH                                  30,000/month

         YIELDWATCH                                  30,000/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              135,000/month

         CURRENCYWATCH                               135,000/month

         MONEYWATCH                                  135,000/month

         YIELDWATCH                                  135,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                   ITALY (ITL)



STANDARD SCREEN FEES


         CORPORATEWATCH                              325,000/month

         CURRENCYWATCH                               325,000/month

         MONEYWATCH                                  325,000/month

         YIELDWATCH                                  325,000/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING




* MINIMUM SITE FEES

         CORPORATEWATCH                              1,500,000/month

         CURRENCYWATCH                               1,500,000/month

         MONEYWATCH                                  1,500,000/month

         YIELDWATCH                                  1,500,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  FRANCE (FRF)



STANDARD SCREEN FEES


         CORPORATEWATCH                              2,200/month

         CURRENCYWATCH                               2,200/month

         MONEYWATCH                                  2,200/month

         YIELDWATCH                                  2,200/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              8,000/month

         CURRENCYWATCH                               8,000/month

         MONEYWATCH                                  8,000/month

         YIELDWATCH                                  8,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)